Exhibit 10.7

MARK L. WETZEL

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “First Amendment”) is dated as of January 6, 2009, by and between DuPont Fabros Technology, Inc., a Maryland corporation (the “Company”), and Mark L. Wetzel (the “Executive”).

A. The Company and the Executive are parties to an Employment Agreement (the “Original Agreement”), dated as of June 13, 2008.

B. The parties desire to amend the Original Agreement, pursuant to the terms and conditions of this Amendment.

Accordingly, the parties hereto agree as follows:

1. Section 3.7(ii) of the Original Agreement is hereby amended and restated to read as follows:

In addition, the Company shall provide Executive with $60,000 to be used for expenditures related to interim living and travel arrangements.

2. Unless specifically modified herein, all other terms and conditions of the Original Agreement shall remain in effect.

IN WITNESS WHEREOF, the parties hereto have signed their names as of the day and year first above written.

DUPONT FABROS TECHNOLOGY, INC.

By:	/s/ Lammot J. du Pont
Name:	Lammot J. du Pont
Title:	Executive Chairman

/s/ Mark L. Wetzel
Mark L. Wetzel